SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: (Tables)	Dec. 29, 2022
Recast [Member]
Summary of Liabilities
	2022 $	2021 $

Non-employee options (Note 7)

Beginning fair value	-	16,541
Transfer value on exercise	-	-
Fair value of options on vesting	-	-
Change in fair value	-	-
Adoption of ASU 2018-07 adjustment	-	(16,541)

Total Level 3 liabilities	-	-